Supplement dated February 28, 2019 to the

Segall Bryant & Hamill Funds Prospectus and Statement of Additional Information

dated May 1, 2018

On February 22, 2019, the Segall Bryant & Hamill Trust Board of Trustees approved a change in the co-administrator and the distributor for the Funds.

On or around May 6, 2019, Ultimus Fund Solutions, LLC (“Ultimus”) will begin serving as the co-administrator with Segall Bryant & Hamill, LLC (collectively, the “Administrators”). As Administrators, they will provide certain clerical, regulatory, reporting and monitoring services and generally assist in the operation of the Segall Bryant & Hamill Funds (the “Funds”). Ultimus has agreed to maintain the financial accounts and records of each Fund, to compute the net asset value and certain other financial information relating to each Fund and provide transfer agency services to each Fund.

Also on or around May 6, 2019, Ultimus Fund Distributors, LLC, (the “Distributor”) an affiliate of Ultimus, will begin acting as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Segall Bryant & Hamill Trust. Shares will be sold on a continuous basis by the Distributor as agent of each Fund, although it is not obliged to sell any particular amount of shares.

Additional information regarding these changes will be included in the Segall Bryant & Hamill Funds Prospectus, Statement of Additional Information, and the Summary Prospectuses dated May 1, 2019.

In conjunction with these changes, the Funds will no longer make available the BlackRock Money Market Portfolio as an investment option. As such, effective April 1, 2019, all references to the BlackRock Money Market Portfolio are hereby deleted from the Funds’ prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.